Exhibit 99

Jefferies Reports Quarterly Financial Results

NEW YORK--(BUSINESS WIRE)--June 21, 2011--Jefferies Group, Inc. (NYSE: JEF) today announced financial results for its fiscal second quarter and first half ended May 31, 2011.

Highlights for the three months ended May 31, 2011 (which reflect the firm’s $4.6 million charitable contribution to the relief efforts in Japan, as well as the $4.8 million in out-of-pocket costs incurred through May 31 in connection with the firm’s acquisition of Prudential Bache scheduled to close on July 1), versus the three months ended May 31, 2010:

  Net revenues of $727 million, up 9% versus $668 million
  Net income to Common Shareholders of $81 million ($87 million without the unusual expense items) versus $84 million
  Net earnings per common share of $0.36 ($0.39 without the unusual expense items) versus $0.41
  Record quarterly Investment Banking net revenues of $328 million, up 28% versus $256 million

Highlights for the six months ended May 31, 2011 versus the five months ended May 31, 2010:

  Net revenues of $1.5 billion versus $995 million
  Net income to Common Shareholders of $168 million ($174 million without the unusual expense items) versus $116 million
  Net earnings per common share of $0.78 ($0.80 without the unusual expense items) versus $0.57
  Record six month Investment Banking net revenues of $567 million versus $352 million

"We are very pleased with these solid results, which reflect our continued momentum in investment banking, and the durability of our sales and trading platform, despite the challenging market environment that persisted throughout the quarter,” commented Richard B. Handler, Chairman and Chief Executive Officer of Jefferies. “While we have much more work to do, we are pleased with our team, our strategic position, our diversified business mix, and our integrated approach to delivering one firm for the benefit of every client."

A conference call with management discussion of these financial results will be held today, Tuesday, June 21, 2011, at 9:00 AM Eastern. Investors and securities industry professionals may access the management discussion by calling 877-710-9938 or 702-928-7183. A one-week replay of the call will also be available at 800-642-1687 or 706-645-9291 (conference ID # 72366780). A live audio webcast and delayed replay can also be accessed at Jefferies.com.

Jefferies Group, Inc. (NYSE: JEF), a global securities and investment banking firm, has served companies and investors for nearly 50 years.

JEFFERIES GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
(Amounts in Thousands, Except Per Share Amounts)
(Unaudited)

	Three Months Ended (14)		Six Months Ended	Five Months Ended (14)
	May 31, 2011	May 31, 2010	May 31, 2011	May 31, 2010
Revenues:
Commissions	$129,291	$146,001	$249,212	$228,956
Principal transactions	175,316	153,986	465,468	246,642
Investment banking	328,421	255,958	567,480	352,257
Asset management fees and
investment income from managed funds	10,547	13,929	34,415	11,018
Interest	304,425	243,183	577,641	386,168
Other	22,117	18,983	42,578	27,363
Total revenues	970,117	832,040	1,936,794	1,252,404
Interest expense	242,952	164,504	451,246	257,234
Net revenues	727,165	667,536	1,485,548	995,170
Interest on mandatorily redeemable preferred interest of
consolidated subsidiaries	4,415	2,018	20,854	2,513
Net revenues, less mandatorily redeemable preferred
interest	722,750	665,518	1,464,694	992,657

Non-interest expenses:
Compensation and benefits	431,936	384,311	874,828	568,407
Floor brokerage and clearing fees	31,384	35,509	59,517	54,089
Technology and communications	49,850	41,932	93,525	68,054
Occupancy and equipment rental	20,437	19,056	38,416	31,016
Business development	22,457	15,216	42,395	24,985
Professional services	16,099	11,284	29,375	21,694
Other	20,103	14,530	33,223	27,818
Total non-interest expenses	592,266	521,838	1,171,279	796,063
Earnings before income taxes	130,484	143,680	293,415	196,594
Income tax expense	45,784	56,189	106,670	76,403
Net earnings	84,700	87,491	186,745	120,191
Net earnings to noncontrolling interests	4,084	3,665	18,788	3,994
Net earnings to common shareholders	$80,616	$83,826	$167,957	$116,197
Earnings per common share:
Basic	$0.36	$0.41	$0.78	$0.57
Diluted	$0.36	$0.41	$0.78	$0.57

Weighted average common shares:
Basic	210,751	196,944	205,054	197,759
Diluted	214,870	201,064	209,172	201,881

Effective tax rate	35%	39%	36%	39%

Jefferies Group, Inc. And Subsidiaries
Selected Statistical Information
(Amounts in Thousands, Except Per Share Amounts)
(Unaudited)

	Quarters Ended (14)
	5/31/2011	2/28/2011	11/30/2010	8/31/2010	5/31/2010	3/31/2010
Statement of Earnings
Net revenues, less mandatorily redeemable preferred
interest	$722,750	$741,944	$664,870	$519,806	$665,518	$578,007

Non-interest expenses:
Compensation and benefits	431,936	442,892	405,440	308,797	384,311	319,801
Non-compensation expenses	160,330	136,121	135,852	134,511	137,527	135,750
Earnings before income taxes	130,484	162,931	123,578	76,498	143,680	122,456
Income tax expense	45,784	60,886	46,126	33,873	56,189	46,369
Net earnings	84,700	102,045	77,452	42,625	87,491	76,087
Net earnings (loss) to noncontrolling interests	4,084	14,704	14,735	(2,129)	3,665	3,943
Net earnings to common shareholders	$80,616	$87,341	$62,717	$44,754	$83,826	$72,144
Diluted earnings per common share	$0.36	$0.42	$0.31	$0.22	$0.41	$0.35

Financial Ratios
Pretax operating margin	18%	22%	19%	15%	22%	21%
Compensation and benefits / net revenues	59%	58%	60%	60%	58%	55%
Effective tax rate	35%	37%	37%	44%	39%	38%

Jefferies Group, Inc. And Subsidiaries
Selected Statistical Information
(Amounts in Thousands, Except Per Share Amounts)
(Unaudited)

	Quarters Ended (14)
	5/31/2011	2/28/2011	11/30/2010	8/31/2010	5/31/2010	3/31/2010
Revenues by Source
Equities	$165,076	$177,358	$155,071	$109,280	$179,505	$174,299
Fixed Income	223,121	318,097	227,876	161,010	218,144	200,820
Total	388,197	495,455	382,947	270,290	397,649	375,119

Equity	52,039	49,684	48,369	19,151	73,677	34,217
Debt	131,806	62,967	86,814	77,564	109,767	101,846
Capital markets	183,845	112,651	135,183	96,715	183,444	136,063
Advisory	144,576	126,408	156,701	149,478	72,514	62,274
Investment banking	328,421	239,059	291,884	246,193	255,958	198,337

Asset management fees and investment income / (loss)
from managed funds:
Asset management fees	5,019	16,117	6,083	3,996	7,165	4,017
Investment (loss) / income from managed funds	5,528	7,751	(1,102)	(3,210)	6,764	2,582
Total	10,547	23,868	4,981	786	13,929	6,599
Net revenues	727,165	758,382	679,812	517,269	667,536	580,055
Interest on mandatorily redeemable preferred interest
of consolidated subsidiaries	4,415	16,438	14,942	(2,537)	2,018	2,048
Net Revenues, less mandatorily redeemable
preferred interest	$722,750	$741,944	$664,870	$519,806	$665,518	$578,007

Other Data
Number of trading days	64	61	63	65	64	61
Full time employees (end of period)	3,222	3,082	3,084	2,971	2,821	2,729
Common shares outstanding	202,154	177,068	171,694	171,241	171,591	171,845
Weighted average common shares:
Basic	210,751	199,141	194,901	195,601	196,944	198,507
Diluted	214,870	203,257	199,017	195,612	201,064	202,630

JEFFERIES GROUP, INC. AND SUBSIDIARIES
COMMON SHARES OUTSTANDING AND COMMON SHARES FOR BASIC AND DILUTED EPS CALCULATIONS
(Amounts in Thousands)
(Unaudited)

		May 31, 2011

Common shares outstanding		202,154
Outstanding restricted stock units		25,566
Adjusted shares outstanding		227,720

Note - All share information below for EPS purposes is based upon weighted-average balances for the applicable period.

		Three months ended May 31, 2011	Six months ended May 31, 2011

Shares outstanding (weighted average)	(1)	191,015	183,619
Unearned restricted stock	(2)	(5,922)	(5,793)
Earned restricted stock units	(3)	22,815	23,533
Other issuable shares	(4)	2,843	3,695
Common Shares for Basic EPS		210,751	205,054

Stock options	(5)	11	11
Mandatorily redeemable convertible preferred stock	(6)	4,108	4,107
Convertible debt	(7)	-	-
Common Shares for Diluted EPS		214,870	209,172

(1)	Shares outstanding represents shares issued less shares repurchased in treasury stock. Shares issued includes public and private offerings, earned and unearned restricted stock, distributions related to restricted stock units, deferred compensation plans, employee stock purchase plan and stock option exercises. Shares issued does not include undistributed earned and unearned restricted stock units.

(2)	As certain restricted stock is contingent upon a future service condition, unearned shares are removed from shares outstanding in the calculation of basic EPS as Jefferies' obligation to issue these shares remains contingent.

(3)	As earned restricted stock units are no longer contingent upon a future service condition and are issuable upon a certain date in the future, earned restricted stock units are added to shares outstanding in the calculation of basic EPS.

(4)	Other shares issuable include shares issuable to settle previously granted restricted stock awards and shares issuable under certain deferred compensation plans.

(5)	Calculated under the treasury stock method. The treasury stock method assumes the issuance of only a net incremental number of shares as proceeds from issuance are assumed to be used to repurchase shares at the average stock price for the period.

(6)	Calculated under the if-converted method. The if-converted method assumes the conversion of convertible securities at the beginning of the period.

(7)	Represents the potential common shares issuable under the conversion spread (the excess conversion value over the accreted debt value) based on the average stock price for the period.

Jefferies Group, Inc. And Subsidiaries
Financial Highlights
(Amounts in Thousands, Except Per Share Amounts)
(Unaudited)

	Quarters Ended (14)
	5/31/2011	2/28/2011	11/30/2010	8/31/2010	5/31/2010	3/31/2010

Net earnings to common shareholders	$80,616	$87,341	$62,717	$44,754	$83,826	$72,144
Basic EPS (1)	$0.36	$0.42	$0.31	$0.22	$0.41	$0.35
Diluted EPS (1)	$0.36	$0.42	$0.31	$0.22	$0.41	$0.35
Effective tax rate	35%	37%	37%	44%	39%	38%

Total assets (in millions) (2)	$40,967	$40,428	$36,727	$32,672	$33,145	$34,023
Average total assets for quarter (in millions) (2)	$47,207	$42,598	$40,184	$36,475	$36,329	$35,976
Cash and cash equivalents (in millions)	$2,499	$1,164	$2,189	$2,090	$994	$1,025
Level 3 assets (in millions) (2) (3)	$718	$612	$572	$486	$503	$648
Level 3 assets (in millions) with economic exposure (2)(4)	$483	$402	$368	$370	$360	$442
Level 3 assets - % total assets (2)	1.8%	1.5%	1.6%	1.5%	1.5%	1.9%
Level 3 assets - % total financial instruments owned (2)	4.0%	3.4%	3.6%	3.4%	3.7%	5.0%
Level 3 assets with economic exposure - % common
stockholders' equity (2)	15.3%	15.6%	14.9%	15.9%	15.8%	19.2%

Total common stockholders' equity (in millions)	$3,165	$2,578	$2,478	$2,326	$2,275	$2,305
Adjusted common stockholders' equity (in millions) (5)	$3,347	$2,737	$2,639	$2,469	$2,416	$2,435
Common book value per share (6)	$15.66	$14.56	$14.43	$13.58	$13.26	$13.41
Adjusted book value per share (7)	$14.70	$13.35	$13.17	$12.36	$12.06	$12.11
Tangible common book value per share (8)	$13.83	$12.47	$12.29	$11.44	$11.12	$11.27
Adjusted tangible book value per share (7)	$13.07	$11.55	$11.33	$10.52	$10.23	$10.28

Total capitalization (in millions) (9)	$8,223	$7,164	$7,031	$6,344	$5,749	$5,808
Leverage ratio (2) (10)	11.7	13.8	13.1	12.4	12.8	12.9
Adjusted leverage ratio (2) (11)	12.5	14.4	13.2	12.2	12.3	11.3

Average firmwide VaR (in millions) (12)	$12.68	$10.51	6.45	8.64	8.25	11.21

Common shares outstanding	202,154	177,068	171,694	171,241	171,591	171,845
Adjusted shares outstanding (13)	227,720	205,046	200,429	199,867	200,286	201,101
Share issued during quarter	25,376	7,084	1,888	372	1,659	8,682
Shares purchased during the quarter	158	1,482	1,082	525	1,620	2,474

Number of employees	3,222	3,082	3,084	2,971	2,821	2,729

	Footnotes (14)

(1)	The following details the calculation of basic and diluted earnings per share as included in our quarterly and annual reports.

		Quarters Ended
		5/31/2011	2/28/2011	11/30/2010	8/31/2010	5/31/2010	3/31/2010
	Earnings for basic earnings per common share:
	Net earnings	$84,700	$102,045	$77,452	$42,625	$87,491	$76,087
	Net earnings (loss) to noncontrolling interests	4,084	14,704	14,735	(2,129)	3,665	3,943
	Net earnings to common shareholders	80,616	87,341	62,717	44,754	83,826	72,144
	Less: Allocation of earnings to participating securities (A)	3,756	3,925	2,650	1,674	2,842	2,108
	Net earnings available to common shareholders	$76,860	$83,416	$60,067	$43,080	$80,984	$70,036
	Earnings for diluted earnings per common share:
	Net earnings	$84,700	$102,045	$77,452	$42,625	$87,491	$76,087
	Net earnings (loss) to noncontrolling interests	4,084	14,704	14,735	(2,129)	3,665	3,943
	Net earnings to common shareholders	80,616	87,341	62,717	44,754	83,826	72,144
	Add: Convertible preferred stock dividends (B)	1,016	1,016	1,016	-	1,016	1,016
	Less: Allocation of earnings to participating securities (A)	3,748	3,907	2,653	1,674	2,830	2,104
	Net earnings available to common shareholders	$77,884	$84,450	$61,080	$43,080	$82,012	$71,056
	Weighted Average Common Shares:
	Basic	210,751	199,141	194,901	195,601	196,944	198,507
	Diluted	214,870	203,257	199,017	195,612	201,064	202,630
	Earnings per common share:
	Basic	$0.36	$0.42	$0.31	$0.22	$0.41	$0.35
	Diluted	$0.36	$0.42	$0.31	$0.22	$0.41	$0.35
(A) Represents dividends declared during the period on participating securities plus an allocation of undistributed earnings to participating securities. Losses are not allocated to participating securities. Participating securities represent restricted stock and restricted stock units for which requisite service has not yet been rendered and amounted to weighted average shares of 10,260,000, 9,403,000, 8,599,000, 7,661,000, 6,780,000 and 5,815,000 for the three months ended May 31, 2011, February 28, 2011, November 30, 2010, August 31, 2010, May 31, 2010 and March 31, 2010, respectively. Dividends declared on participating securities during the three months ended May 31, 2011, February 28, 2011, November, 30, 2010, August 31, 2010, May 31, 2010 and March 31, 2010 amounted to approximately $794,000, $686,000, $632,000, $559,000, $568,000 and $494,000, respectively. Undistributed earnings are allocated to participating securities based upon their right to share in earnings if all earnings for the period had been distributed.

(B) The conversion of our mandatorily redeemable convertible preferred stock was considered anti-dilutive for our three-months ended August 31, 2010.

(2)	This amount represents a preliminary estimate as of the date of this earnings release and may be revised in our Quarterly Report on Form 10-Q for the period ended May 31, 2011.

(3)	Level 3 assets represent those financial instruments classified as such under ASC 820, accounted for at fair value and included within Financial instruments owned. Level 3 assets for which we bear no economic exposure were $235.2 million at May 31, 2011, which is reflective of the portion of our Level 3 assets that are financed by nonrecourse secured financing or attributable to third party or employee noncontrolling interests in certain consolidated entities.

(4)	Level 3 assets with economic exposure represents Level 3 assets adjusted for Level 3 assets that are either financed by nonrecourse secured financings or attributable to third party or employee noncontrolling interests in certain consolidated subsidiaries.

(5)	Adjusted common stockholders’ equity (non-GAAP financial measure) represents total common stockholders’ equity plus the unrecognized compensation cost related to nonvested share based awards, i.e. granted restricted stock and restricted stock units which contain future service requirements. As of May 31, 2011, unrecognized compensation cost related to nonvested share based awards was $181,313. We believe that adjusted common stockholders’ equity is a meaningful measure as it reflects the current capital outstanding to stockholders, including employee common shareholders, that would be required to be paid out in liquidation.

(6)	Common book value per share equals total common stockholders' equity divided by common shares outstanding.

(7)	Adjusted book value per share (non-GAAP financial measure) equals adjusted common stockholders’ equity divided by adjusted shares outstanding. Adjusted tangible book value per share (non-GAAP financial measure) equals adjusted common stockholders’ equity less goodwill and identifiable intangible assets divided by adjusted common shares outstanding. As of May 31, 2011, goodwill and identifiable intangible assets equals $369,844. Previous quarters have been conformed to reflect this calculation. We believe these are meaningful measures as investors often incorporate the dilutive effects of outstanding capital in their valuations.

(8)	Tangible common book value per share (non-GAAP financial measure) equals tangible common stockholders' equity divided by common shares outstanding. As of May 31, 2011, tangible common stockholders' equity equals total common stockholders' equity of $3,165,281 less goodwill and identifiable intangible assets of $369,844. We believe that tangible common book value per share and tangible common stockholders' equity is meaningful as a valuation of financial companies are often measured as a multiple of tangible common stockholders' equity making these ratios meaningful for investors.

(9)	Total capitalization includes our long-term debt, mandatorily redeemable convertible preferred stock, mandatorily redeemable preferred interest of consolidated subsidiaries and total stockholders' equity. Long-term debt included in total capitalization at May 31, 2011 is reduced by the amount of debt maturing in less than one year.

(10)	Leverage ratio equals total assets divided by total stockholders' equity.

(11)	Adjusted leverage ratio (non-GAAP financial measure) equals adjusted assets divided by tangible stockholders' equity. Adjusted assets (non-GAAP financial measure) equals total assets less securities borrowed, securities purchased under agreements to resell, cash and securities segregated, goodwill and indentifiable intangibles plus financial instruments sold, not yet purchased (net of derivative liabilities). As of May 31, 2011, adjusted assets were $39,144.2 million. We believe that adjusted assets is a meaningful measure as it excludes certain assets that are considered of lower risk as they are generally self-financed by customer liabilities through our securities lending activities.

(12)	VaR is the potential loss in value of our trading positions due to adverse market movements over a one-day time horizon with a 95% confidence level. For a further discussion of the calculation of VaR, see "Market Risk" in Part II, Item 7A "Quantitative and Qualitative Disclosures About Market Risk" in our Transition Report on Form 10-K for the eleven months ended November 30, 2010.

(13)	Adjusted shares outstanding equals common shares outstanding plus outstanding restricted stock units.

(14)	As indicated in our Transition Report on Form 10-K for the eleven months ended November 30, 2010, we made correcting adjustments to our historical financial statements for the 2010 quarters. For additional information on these adjustments, see Note 1, Organization and Basis of Presentation, and Note 23, Selected Quarterly Financial Data (Unaudited), of the Consolidated Financial Statements of our Transition Report on Form 10-K for the eleven months ended November 30, 2010.

CONTACT:
Jefferies Group, Inc.
Peregrine C. Broadbent, 212-284-2338
Chief Financial Officer